UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

April 22, 2008

NORTHEAST AUTOMOTIVE HOLDINGS, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

0001361955	2174 Hewlett Avenue Merrick, NY 11566	65-0637308
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(516) 377-6311
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events.

On April 22, 2008, Northeast Automotive Holdings, Inc. (the “Company”), entered into a Debt Exchange Agreement with William Solko. The Company issued Mr. Solko 10,000,000 shares of its Series A Convertible Super Preferred Stock in exchange for the forgiveness and cancellation of $100,000 of debt and the cancellation of 10,000,000 common shares. The Company has debt outstanding of $844,277 owed to Mr. Solko.

Each share of the Series A Convertible Super Preferred stock carry voting rights 30 times the number of common stock votes, carry no dividends, have an eight times liquidation preference, and is convertible into one common share.

(d)	EXHIBITS
4.1	Certificate of Designation
10.1	Debt Exchange Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST AUTOMOTIVE HOLDINGS, INC.

Date: May 2, 2008	By:	/s/ William Solko
William Solko
Chief Executive Officer and Chief Financial Officer